CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:       June 11, 2007            /s/ Egidio Robertiello
            -------------            ------------------------------
                                     Egidio Robertiello, President
                                     (principal executive officer)

I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:       June 11, 2007            /s/ Edward Poletti
            -------------            -------------------------------------------
                                     Edward Poletti, Chief Financial Officer and
                                     Treasurer
                                     (principal financial officer)